BP CAPITAL TWINLINE MLP FUND

Class C Shares

Supplement dated September 29, 2017 to
Summary Prospectus dated March 30, 2017, as supplemented May 23, 2017

Based upon a recommendation from BP Capital Fund Advisors, LLC (the “Advisor”), the Board of Trustees of Professionally Managed Portfolios has approved closing Class C shares of the BP Capital TwinLine MLP Fund (the “Fund”).

Effective September 30, 2017, Class C shares will no longer be available for purchase. The conversion will not be considered a taxable event for federal income tax purposes. Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.

For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note the following: 1) a redemption may be deemed to be a taxable event for many shareholders for federal income tax purposes, 2) the Advisor will waive the 1.00% contingent deferred sales charge for any shares redeemed within 12 months of purchase and 3) a redemption fee will not be charged.

On or around November 28, 2017, the Fund will convert its Class C shares into Class A shares of the Fund. If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares. NOTE: Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

Please retain this Supplement with the Summary Prospectus.